SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  October 26, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         40,000,000.00   15,216,268.42    2,202,195.04      72,911.29   2,275,106.33      0.00        0.00       13,014,073.38
A2        248,910,000.00   94,687,034.31   13,703,709.21     433,982.24  14,137,691.45      0.00        0.00       80,983,325.10
A3        200,000,000.00  200,000,000.00            0.00   1,041,666.67   1,041,666.67      0.00        0.00      200,000,000.00
A4          1,000,000.00    1,000,000.00            0.00       5,208.33       5,208.33      0.00        0.00        1,000,000.00
A5            489,732.00      486,824.26          576.62           0.00         576.62      0.00        0.00          486,247.64
B1          7,682,000.00    7,646,628.94        6,069.76      39,826.19      45,895.95      0.00        0.00        7,640,559.18
B2          4,353,000.00    4,332,957.01        3,439.43      22,567.48      26,006.91      0.00        0.00        4,329,517.58
B3          2,560,000.00    2,548,212.70        2,022.73      13,271.94      15,294.67      0.00        0.00        2,546,189.97
B4          3,585,000.00    3,568,493.19        2,832.61      18,585.90      21,418.51      0.00        0.00        3,565,660.58
B5          1,792,000.00    1,783,748.90        1,415.91       9,290.36      10,706.27      0.00        0.00        1,782,332.99
B6          1,795,524.00    1,787,256.79        1,418.69       9,308.63      10,727.32      0.00        0.00        1,785,838.10
R                 100.00            0.00            0.00           0.00           0.00      0.00        0.00                0.00
TOTALS    512,167,356.00  333,057,424.52   15,923,680.00   1,666,619.03  17,590,299.03      0.00        0.00      317,133,744.52

A6         33,069,200.00   12,579,745.59            0.00      65,519.51      65,519.51      0.00        0.00       10,759,124.88
A7         80,844,870.00            0.00            0.00     253,304.57     253,304.57      0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-------------------------------------------------------------------------------------------------   ---------------------------
                                                                                                                   Current
                       Beginning                                                   Ending            Class          Pass-thru
Class     cusip        Principal        Principal    Interest        Total       Principal                           Rate (%)
-------------------------------------------------------------------------------------------------   ---------------------------
A3        8635726D0   1,000.00000000   0.00000000    5.20833335    5.20833335   1,000.00000000         A3         6.250000 %
A4        8635726L2   1,000.00000000   0.00000000    5.20833000    5.20833000   1,000.00000000         A4         6.250000 %
A5        8635726E8     994.06258933   1.17741949    0.00000000    1.17741949     992.88516985         A5         0.000000 %
B1        8635726H1     995.39559229   0.79012757    5.18435173    5.97447930     994.60546472         B1         6.250000 %
B2        8635726J7     995.39559155   0.79012865    5.18435102    5.97447967     994.60546290         B2         6.250000 %
B3        8635726K4     995.39558594   0.79012891    5.18435156    5.97448047     994.60545703         B3         6.250000 %
B4        8635726N8     995.39558996   0.79012831    5.18435146    5.97447978     994.60546165         B4         6.250000 %
B5        8635726P3     995.39559152   0.79012835    5.18435268    5.97448103     994.60546317         B5         6.250000 %
B6        8635726Q1     995.39565609   0.79012589    5.18435287    5.97447876     994.60553020         B6         6.250000 %
R         8635726M0       0.00000000   0.00000000    0.00000000    0.00000000       0.00000000         R          6.250000 %
TOTALS                  650.29022373   1.09077495    3.25405165   34.34482660     619.19944878

A6        8635726F5     380.40671047   0.00000000    1.98128500    1.98128500     325.35183434         A6         6.250000 %
A7        8635726G3       0.00000000   0.00000000    3.13321761    3.13321761       0.00000000         A7         6.250000 %
-----------------------------------------------------------------------------------------------------------------------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1        40,000,000.00     15,216,268.42    2,202,195.04        72,911.29     2,275,106.33    0.00       0.00       13,014,073.38
LTA2       248,910,000.00     94,687,034.31   13,703,709.21       433,982.24    14,137,691.45    0.00       0.00       80,983,325.10
LTA3       200,000,000.00    200,000,000.00            0.00     1,041,666.67     1,041,666.67    0.00       0.00      200,000,000.00
LTA4         1,000,000.00      1,000,000.00            0.00         5,208.33         5,208.33    0.00       0.00        1,000,000.00
LTA5           489,732.00        486,824.26          576.62             0.00           576.62    0.00       0.00          486,247.64
LTQ                100.00              0.00            0.00             0.00             0.00    0.00       0.00                0.00
LTB         21,767,524.00     21,667,297.56       17,199.13       112,850.51       130,049.64    0.00       0.00       21,650,098.43
LTR                  0.00              0.00            0.00             0.00             0.00    0.00       0.00                0.00
TOTALS     512,167,356.00    333,057,424.55   15,923,680.00     1,666,619.04    17,590,299.04    0.00       0.00      317,133,744.55

LTA7                 0.00              0.00            0.00       253,304.57       253,304.57    0.00       0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1            380.40671050     55.05487600       1.82278225       56.87765825      325.35183450             LTA1     6.250000 %
LTA2            380.40671050     55.05487610       1.74353075       56.79840685      325.35183440             LTA2     6.250000 %
LTA3          1,000.00000000      0.00000000       5.20833335        5.20833335    1,000.00000000             LTA3     6.255000 %
LTA4          1,000.00000000      0.00000000       5.20833000        5.20833000    1,000.00000000             LTA4     6.250000 %
LTA5            994.06258933      1.17741949       0.00000000        1.17741949      992.88516985             LTA5     0.000000 %
LTQ               0.00000000      0.00000000       0.00000000        0.00000000        0.00000000             LTQ      0.000000 %
LTB             995.39559759      0.79012799       5.18435216        5.97448015      994.60546960             LTB      6.250000 %
TOTALS          650.29022379     31.09077495       3.25405167       34.34482662      619.19944884
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     October 25, 2001

Beginning Class A7 Balance                                                             48,634,477.68

Approximate Ending  Class A7 Balance                                                   45,913,945.88


Sec. 4.03(i)    Scheduled Principal Amounts                                               264,466.65

Sec. 4.03(i)    Unscheduled Principal Amounts                                          15,659,213.35

Sec. 4.03(iv)   Aggregate Advances                                                              0.00

Sec. 4.03(v)    Ending Principal Balance                                              317,133,745.21

Sec. 4.03(vii)  Current Period Realized Losses                                                  0.00

                Bankruptcy Losses                                                               0.00
                Fraud Losses                                                                    0.00
                Special Hazard Losses                                                           0.00

                Bankruptcy Loss Amount                                                    100,000.00
                Fraud Loss Amount                                                      10,243,347.14
                Special Hazard Loss Amount                                              3,330,574.25

                Servicing Fees                                                            134,699.52
                Sub-Servicing Fees (includes Retained Interest)                             2,775.56
                Trustee Fees                                                                1,387.41

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group Totals
                ----------------------
                Category      Number    Principal Balance       Percentage
                1 Month          12        4,906,498.61           1.55 %
                2 Month           1          288,185.10           0.09 %
                3 Month           0                0.00           0.00 %
                 Total           13        5,194,683.71           1.64 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                Group Totals
                ----------------------
                 Number    Principal Balance   Percentage
                     0                0.00        0.00%


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Group Totals
                ----------------------
                Number    Principal Balance   Percentage
                   0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       October 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

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